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                                                                    EXHIBIT 99.1

NOBLE CORPORATION AND SUBSIDIARIES FLEET STATUS REPORT MARCH 1, 2004

                                                              YEAR
                                                             BUILT /   WATER
           RIG                      RIG DESIGN               REBUILT   DEPTH             LOCATION           OPERATOR
---------------------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO (13)
------------------------

JACKUPS (2)
-----------

# Noble Eddie Paul        MLT Class 84-E.R.C. (T)           1976/1995   390'-IC    Eugene Island 355        Hunt Oil

# Noble Tom Jobe          MLT Class 82-SD-C (T) (Z)            1982     250'-IC    South Timbalier 161     ADTI/Arena

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano       Noble EVA 4000TM (T)              1981/1998    6,000'    Green Canyon 518         Anadarko

  Noble Jim Thompson      Noble EVA 4000TM (T)              1984/1999    6,000'    Garden Banks 385           Shell

# Noble Amos Runner       Noble EVA 4000TM (T)              1982/1999    6,600'    Mississippi Canyon 627  Murphy E&P

# Noble Max Smith         Noble EVA 4000TM (T)              1980/1999    6,000'    Garden Banks 669 S/T    Kerr-McGee

# Noble Homer Ferrington  F&G 9500 Enhanced Pacesetter (T)  1985/2000    6,000'    Green Canyon 243           Nexen

  Noble Clyde Boudreaux   F&G 9500 Enhanced Pacesetter      1987/1999   10,000'    MS - Signal shipyard     Shipyard

# Noble Lorris Bouzigard  IPF Pentagone (T)                 1975/2003   4,000' **  Garden Banks 208         Newfield

# Noble Therald Martin    IPF Pentagone (T)                 1977/2003    4,000'    MS - Signal shipyard     Shipyard

SUBMERSIBLES (3)
----------------

# Noble Joe Alford        Pace 85                           1982/1997    85'-C     West Cameron 333         Spinnaker

# Noble Lester Pettus     Pace 85                           1982/1997    85'-C     Breton Sound 37           Stacked

# Noble Fri Rodli         Transworld                        1979/1998    70'-C     Vermilion 90              Stacked

                            ANTICIPATED
                             CONTRACT     DAYRATE
           RIG              EXPIRATION    ($000)                                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
U.S. GULF OF MEXICO (13)
------------------------

JACKUPS (2)
-----------

# Noble Eddie Paul            2/2004       49-51     Rig to perform a spud can inspection (+/- 5-7 days) after completion of
                                                     Hunt Oil contract. Rig to return to Apache +/- 3/07/2004 for a 90-day contract.

# Noble Tom Jobe              3/2004       31-33     Next to Forest Oil on +/- 3/05/2004 for +/- 45 days @ $33-35.

SEMISUBMERSIBLES (8)
--------------------

# Noble Paul Romano           4/2004       80-82     Rig is scheduled to enter shipyard for surveys and repairs on +/- 4/01/2004 for +/- 45 days. Anadarko has an option to utilize the rig after the shipyard work.

  Noble Jim Thompson          7/2004     154-156

# Noble Amos Runner           9/2004     146-148     Next to Kerr-McGee on +/- 3/25/2004 for +/- 70 days. The first 11 days of the
                                                     Kerr-McGee work will be at the contract rate of $146-148, the remaining days will be @ $84-86. This work will complete Kerr-McGee's obligation under its contract for the Noble Amos Runner. After the
                                                     Kerr-McGee work, the rig goes to Marathon at the contract rate of
                                                     $146-148.

# Noble Max Smith             1/2005       74-76     Contract with Kerr-McGee for one well until +/- 3/8/2004. Next to Shell for
                                                     +/- 70-120 days @ $78-80. Rig may experience 7-10 days of idle time between contracts. Amerada Hess is obligated for 75 days under its contract for the Noble Max Smith @ $154-156, which we anticipate to be utilized immediately after the above Shell contract. This work with
                                                     Amerada Hess will complete the obligation under its contract for the
                                                     Noble Max Smith.

# Noble Homer Ferrington      4/2005       87-88     Rig should complete Nexen contract on +/- 4/01/2004. Bid to ExxonMobil for a two-year program in Nigeria.

  Noble Clyde Boudreaux

# Noble Lorris Bouzigard      3/2004       39-41     Rig was idle from 1/15/2004 through 1/24/2004. Commenced Newfield contract for +/- 45 days @ $39-41 on 1/25/2004.

# Noble Therald Martin

SUBMERSIBLES (3)
----------------

# Noble Joe Alford            6/2004       23-25     Rig stacked as of 1/30/2004. Commenced Spinnaker contract on 2/27/2004 for
                                                     +/- 25 days. Then to Mariner for +/- 75 days @ $ 23-25.

# Noble Lester Pettus                                Rig stacked as of 2/21/2004. Bid to Amerada Hess for a +/- 3/15/2004 start.

# Noble Fri Rodli                                    Rig stacked as of 2/20/2004.

(#) Denotes change from previous report.

                                                                YEAR
                                                               BUILT /            WATER
           RIG                        RIG DESIGN               REBUILT            DEPTH          LOCATION          OPERATOR
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (44)
------------------

MEXICO JACKUPS (8)
------------------
  Noble Lewis Dugger         Levingston Class 111-C (T)       1977/1997         300'-IC       Bay of Campeche        Pemex

  Noble Gene Rosser          Levingston Class 111-C (T)       1977/1996         300'-IC       Bay of Campeche        Pemex

  Noble Sam Noble            Levingston Class 111-C (T)         1982            300'-IC       Bay of Campeche        Pemex

  Noble John Sandifer        Levingston Class 111-C (T)       1975/1995         300'-IC       Bay of Campeche        Pemex

  Noble Johnnie Hoffman      BakMar BMC 300 IC (T) (Z)        1976/1993         300'-IC       Bay of Campeche        Pemex

  Noble Leonard Jones        MLT Class 53-E.R.C. (T)          1972/1998         390'-IC       Bay of Campeche        Pemex

  Noble Earl Frederickson    MLT Class 82-SD-C (T) (Z)        1979/1999         250'-IC       Bay of Campeche        Pemex

  Noble Bill Jennings        MLT Class 84-E.R.C. (T)          1975/1997         390'-IC       Bay of Campeche        Pemex

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

# Noble Paul Wolff           Noble EVA 4000TM (T)             1981/1998         8,900'-DP     Brazil               Petrobras

BRAZIL DRILLSHIPS (3)
---------------------

# Noble Leo Segerius         Gusto Engineering Pelican (T)    1981/1996         5,000'-DP     Brazil               Petrobras

# Noble Muravlenko           Gusto Engineering Ice Class (T)  1982/1997         4,000'-DP     Brazil               Petrobras

# Noble Roger Eason          Neddrill (T)                     1977/1997         6,000'-DP     Brazil                Stacked

NORTH SEA JACKUPS (8)
---------------------

# Noble Al White             CFEM T-2005 C (T)                1982/1997         360'-IC       Netherlands         Wintershall

  Noble Byron Welliver         CFEM T-2005 C (T)                   1982           300'-IC       Denmark               Maersk

  Noble Kolskaya             Gusto Engineering (T)            1985/1997         330'-IC       Netherlands         Wintershall

# Noble George Sauvageau     NAM (T)                             1981           250'-IC       Netherlands             NAM

# Noble Ronald Hoope         MSC/CJ46 (T)                        1982           250'-IC       Netherlands             NAM

# Noble Piet van Ede         MSC/CJ46 (T)                        1982           250'-IC       Netherlands        Gaz de Franz

# Noble Lynda Bossler        MSC/CJ46 (T) (Z)                    1982           250'-IC       Netherlands             BP

# Noble Julie Robertson      Baker Marine Europe Class (T)    1981/2000         390'-IC***    United Kingdom     Gaz de Franz

NORTH SEA
---------

SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld    Offshore SCP III Mark 2 (T)      1979/2000           1,500'      United Kingdom     Kerr-McGee

                            ANTICIPATED
                             CONTRACT     DAYRATE
           RIG              EXPIRATION    ($000)                                        COMMENTS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL (44)
------------------

MEXICO JACKUPS (8)
------------------

  Noble Lewis Dugger            7/2004     56-58

  Noble Gene Rosser             4/2005     48-50

  Noble Sam Noble               9/2005     49-51

  Noble John Sandifer           6/2005     49-51

  Noble Johnnie Hoffman         7/2005     49-51

  Noble Leonard Jones           6/2005     48-50

  Noble Earl Frederickson       8/2006     39-40

  Noble Bill Jennings           7/2005     50-52

BRAZIL SEMISUBMERSIBLE (1)
--------------------------

# Noble Paul Wolff              5/2005    138-140    Rig experienced 5 days of downtime in 2/2004.

BRAZIL DRILLSHIPS (3)
---------------------

# Noble Leo Segerius            5/2005    109-111    Rig idle from 1/19/2004 through 2/5/2004 for BOP change out.

# Noble Muravlenko              5/2004     58-60     Rig experienced 31 days of downtime in 1Q '04. Received 60-day contract extension to 5/2004.

# Noble Roger Eason                                  Rig in drydock for repair and upgrade through +/- 7/15/2004.

NORTH SEA JACKUPS (8)
---------------------

# Noble Al White                7/2004     49-51     Current well commenced 2/29/2004 through +/- 5/01/2004, then a +/- 70-day well @ 51-53.

  Noble Byron Welliver          8/2004     54-56

  Noble Kolskaya                6/2004     61-62     Rate effective 10/01/2003 through +/- 3/31/2004. Next a 90-day well @ $50-52, plus options.

# Noble George Sauvageau        4/2004     50-52     Rate of $55-57 through 1/20/2004. New market index rate of $50-52 effective
                                                     1/21/2004 through 4/2004.

# Noble Ronald Hoope            4/2004     44-46     Off contract with RWE on 2/13/2004. Commenced NAM contract on 3/01/2004 for 30-day accommodation contract @ $44-46.

# Noble Piet van Ede            4/2004     47-48     Rate effective through +/- 04/15/2004.

# Noble Lynda Bossler           4/2004     49-51     Contract commenced 1/25/2004 for 1 well (+/- 75 days) @ $49-51, plus 3 option wells.

# Noble Julie Robertson         4/2004     44-46     Rig stacked from 1/18/2004 through 2/13/2004. Commenced Gaz de Franz contract on 2/14/2004.

NORTH SEA
---------

SEMISUBMERSIBLE (1)
-------------------

# Noble Ton van Langeveld       3/2004     39-41    Received LOI from Kerr-McGee for another well + 6 option wells. Rate of $40-42 effective +/- 3/15/2004 for one firm well.

                                           YEAR                                      ANTICIPATED
                                          BUILT /  WATER                              CONTRACT     DAYRATE
            RIG              RIG DESIGN   REBUILT  DEPTH    LOCATION   OPERATOR      EXPIRATION    ($000)        COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------

(#)  Denotes change from previous report.

                                                              YEAR
                                                             BUILT /        WATER
         RIG                       RIG DESIGN                REBUILT        DEPTH
---------------------------------------------------------------------------------------
WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead    F&G L-780 MOD II-IC (T)         1982/1990     300'-IC

  Noble Percy Johns        F&G L-780 MOD II-IC (T)         1981/1995     300'-IC

  Noble Roy Butler         F&G L-780 MOD II-IC (T)         1982/1996     300'-IC****

  Noble Ed Noble           MLT Class 82-SD-C (T)           1984/1990     250'-IC

  Noble Lloyd Noble        MLT Class 82-SD-C (T)           1983/1990     250'-IC

  Noble Don Walker         BakMar BMC 150 IC (T)           1982/1992     150'-IC

ARABIAN GULF JACKUPS (11)
-------------------------

# Noble Kenneth Delaney    F&G L-780 MOD II-IC (T)         1983/1998     300'-IC

# Noble George McLeod      F&G L-780 MOD II-IC (T)         1981/1995     300'-IC

  Noble Jimmy Puckett      F&G L-780 MOD II-IC (T)         1982/2002     300'-IC

# Noble Crosco Panon       Levingston Class 111-C (T)      1976/2001     300'-IC

# Noble Gus Androes        Levingston Class 111-C (T)      1982/1996     300'-IC

  Noble Chuck Syring       MLT Class 82-C (T)              1976/1996     250'-IC

# Noble Charles Copeland   MLT Class 82-SD-C (T)           1979/2001     250'-IC

  Noble Roy Rhodes         MLT 116-C (T)                      1979       300'-IC****

  Noble Dhabi II           Baker Marine-150 (T)               1982       150'-IC

# Noble Gene House         Modec 300-C (T)                    1981       300'-IC

# Noble Dick Favor         BakMar BMC 150 IC (T)           1982/1993     150'-IC

MEDITERRANEAN JACKUP (1)
------------------------

# Noble Carl Norberg       MLT Class 82-C (T)              1976/1996     250'-IC

INDIA JACKUP (2)
----------------

  Noble Ed Holt            Levingston Class 111-C (T)      1981/1994     300'-IC

  Noble Charlie Yester     MLT 116-C (T)                      1979       300'-IC

FAR EAST
--------

SEMISUBMERSIBLES (3)
--------------------

  Noble Dave Beard         F&G 9500 Enhanced Pacesetter       1986       10,000'

  Bingo 9000 - Rig 3       Trosvik Bingo 9000                 1999       10,000' *****

  Bingo 9000 - Rig 4       Trosvik Bingo 9000                 1999       10,000' *****

                                                                ANTICIPATED
                                                                  CONTRACT    DAYRATE
            RIG             LOCATION               OPERATOR      EXPIRATION    ($000)                     COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------
WEST AFRICA JACKUPS (6)
-----------------------

# Noble Tommy Craighead     Nigeria                 Addax        1/2006        47-49        Contract commenced 1/20/2004.

  Noble Percy Johns         Nigeria               Shipyard                                  Rig undergoing cantilever enhancement.
                                                                                            Bid to ExxonMobil for a 2Q '04
                                                                                            start.

  Noble Roy Butler          Nigeria             ChevronTexaco    4/2004        51-52

  Noble Ed Noble            Nigeria                Stacked                                  Bid to ExxonMobil for a 2Q '04 start.

  Noble Lloyd Noble         Nigeria                Stacked

  Noble Don Walker          Nigeria                Stacked

ARABIAN GULF JACKUPS (11)
-------------------------

# Noble Kenneth Delaney     UAE (Abu Dhabi)          NDC         5/2006        53-54        Rig scheduled to be in the shipyard
                                                                                            for +/- 45 days in 2Q to 3Q
                                                                                            '04. Contract extended for two
                                                                                            years @ $50-51, to commence
                                                                                            after shipyard work.

# Noble George McLeod       UAE (Abu Dhabi)          NDC         6/2006        53-54        Rig scheduled to be in the shipyard
                                                                                            for +/- 45 days in 3Q '04.
                                                                                            Contract extended for two years
                                                                                            @ $50-51, to commence after
                                                                                            shipyard work.

  Noble Jimmy Puckett       Qatar                  Ras Gas       11/2004       51-53

# Noble Crosco Panon        Qatar                   Total        3/2005        44-46

# Noble Gus Androes         Dubai                 Shipyard                                  Rig completed Maersk contract and
                                                                                            entered shipyard on 1/30/2004. In
                                                                                            shipyard for +/- 60 - 75 days
                                                                                            for derrick upgrade, third mud
                                                                                            pump and new top drive. Commence
                                                                                            Total contract for eight months
                                                                                            on +/- 4/15/2004 @ $53-55.


  Noble Chuck Syring        Qatar                    QP          8/2005        51-52

# Noble Charles Copeland    Qatar                  Maersk        2/2005        51-53        Accommodations contract completed
                                                                                            2/03/2004. Contract commenced
                                                                                            with Maersk for one year @
                                                                                            $50-52 on 2/07/2004.

  Noble Roy Rhodes          UAE (Dubai)              DPC         1/2006        51-53

  Noble Dhabi II            UAE (Abu Dhabi)         ADOC         7/2004        31-32

# Noble Gene House          Qatar                  Maersk        4/2004        47-49        Contract commenced on 2/05/2004 for +/-
                                                                                            45 days @ $47-49.

# Noble Dick Favor          UAE (Dubai)           Shipyard                                  Rig will be in shipyard for upgrade and
                                                                                            refurbishment through +/-
                                                                                            7/2004. Bidding rig in Middle
                                                                                            East region.

MEDITERRANEAN JACKUP (1)
------------------------

# Noble Carl Norberg        Croatia                CROSCO        3/2005        29-30        Bareboat charter contract commenced
                                                                                            1/21/2004.

INDIA JACKUP (2)
----------------

  Noble Ed Holt             India                   ONGC         3/2006        48-49

  Noble Charlie Yester      India                   ONGC         12/2006       50-51

FAR EAST
--------

SEMISUBMERSIBLES (3)
--------------------

  Noble Dave Beard          Dalian, China         Shipyard

  Bingo 9000 - Rig 3        Dalian, China         Shipyard                                  Baredeck hull.

  Bingo 9000 - Rig 4        Dalian, China         Shipyard                                  Baredeck hull.

                                           YEAR                                      ANTICIPATED
                                          BUILT /  WATER                              CONTRACT     DAYRATE
            RIG              RIG DESIGN   REBUILT  DEPTH    LOCATION   OPERATOR      EXPIRATION    ($000)        COMMENTS
-----------------------------------------------------------------------------------------------------------------------------------

(#)      Denotes change from previous report.

(T)      Denotes Top Drive.

(Z)      Denotes Zero Discharge.

(**) Rig to be upgraded to 4,000' utilizing aluminum alloy riser during available time in 2004.

(***) Leg extensions fabricated to enable the rig to operate in up to 390' of water in a non-harsh environment.

(****) The rig is currently equipped to operate in 250' of water. Leg extensions fabricated to enable the Noble Roy Butler to operate in up to 300' of water.

(*****)  Baredeck hull constructed as capable to operate in 10,000' of water.